EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Basic Value Fund, Inc., certify that:

1. I have reviewed this report on Form N-CSR of Merrill Lynch Basic Value Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: February 18, 2003

/s/ Donald C. Burke_____
Donald C. Burke,
Chief Financial Officer of
Merrill Lynch Basic Value Fund, Inc.






Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Basic Value Fund, Inc.

By:    _/s/ Donald C. Burke_____
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Basic Value Fund, Inc.

Date: February 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Donald C. Burke______
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Basic Value Fund, Inc.

Date: February 18, 2003

By:    ______________________________
       _________________________

Date: February ___, 2003




          Exhibit 99.1



Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Basic Value Fund, Inc., certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 18, 2003





_/s/ Donald C. Burke____
Donald C. Burke,
Chief Financial Officer of
Merrill Lynch Basic Value Fund, Inc.




EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Terry K. Glenn, President of Merrill Lynch Basic Value Fund,
Inc., certify that:

1. I have reviewed this report on Form N-CSR of Merrill Lynch Basic Value Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: February 18, 2003



    /s/ Terry K. Glenn___
    Terry K. Glenn,
    President of
    Merrill Lynch Basic Value Fund, Inc.




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Basic Value Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Basic Value Fund, Inc.

Date: February 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Basic Value Fund, Inc.

Date: February 18, 2003

By:    ______________________________
       _________________________

Date: February ___, 2003






Exhibit 99.1


Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch Basic Value Fund,
Inc., certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 18, 2003


_/s/ Terry K. Glenn_____
Terry K. Glenn,
President of
Merrill Lynch Basic Value Fund, Inc.